UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2020

KINDRED BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36225	46-1160142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1555 Bayshore Highway, Suite 200, Burlingame, California 94010
(Address of principal executive offices) (Zip Code)

(650) 701-7901
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	KIN	The NASDAQ Stock Market LLC
Preferred Stock Purchase Rights	KIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 24, 2017, Kindred Biosciences, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Rights Agent”) entered into a Rights Agreement dated as of May 19, 2017 (the “Rights Agreement”). Among other things, the Company issued rights (“Rights”) to purchase its capital stock pursuant to the Rights Agreement that are exercisable only upon the occurrence of specified events and in accordance with the terms of the Rights Agreement.

On May 11, 2020, the Company and the Rights Agent entered into a First Amendment to Rights Agreement (the “First Amendment”). The First Amendment amends the Rights Agreement by extending the Final Expiration Date (as defined in the Rights Agreement) of the Rights issued pursuant to the Rights Agreement from the close of business on May 18, 2020 to the close of business on May 18, 2023.

The preceding description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which has been filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	First Amendment to Rights Agreement, dated as of May 11, 2020, between Kindred Biosciences, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDRED BIOSCIENCES, INC.

Date: May 12, 2020	By: /s/ Richard Chin
Richard Chin, M.D.
Chief Executive Officer